UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 3, 2011

TELULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23212	36-3885440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

311 South Wacker Drive, Suite 4300, Chicago, Illinois (Address of Principal Executive Offices)	60606-6622 (Zip Code)

(312) 379-8397
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 3, 2011, Telular Corporation (“Telular”), a Delaware corporation, Bluebird Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Telular (“Merger Sub”), SkyBitz Inc., a Delaware corporation (“SkyBitz”), and a Shareholder Representative Services, LLC, a Colorado limited liability company, entered into an Agreement and Plan of Merger (the “Agreement”). Pursuant to the Agreement, Telular has agreed to acquire all of SkyBitz’s outstanding stock for a purchase price of $42 million and the Merger Sub will merge with and into SkyBitz with SkyBitz continuing as the surviving corporation and a wholly-owned subsidiary of Telular. Under the terms of the Agreement, the purchase price will be comprised of $35 million in cash and $7 million in newly issued shares of Telular common stock. The cash portion will be financed with a $30 million, five-year bank loan and cash on hand.

The number of shares to be issued at closing will be based on the average share price for the ten day period preceding the execution of the Agreement and will be subject to adjustment if the average share price for the ten day period preceding the closing date is less than the price preceding the execution of the Agreement.  In such circumstances, the number of shares issued at closing will be based on the greater of the price for the ten day period preceding the closing of the transaction and 85% of the price for the ten day period preceding the execution of the Agreement.  SkyBitz will not be obligated to close and may terminate the Agreement without further liability if the average share price prior to closing is 50% or less of the average share price for the ten day period preceding the execution of the Agreement.  The portion and form of consideration payable to each SkyBitz stockholder and holder of SkyBitz warrants will be set forth in an allocation certificate that SkyBitz shall deliver to Telular prior to closing.

Each of the parties to the Agreement has made customary representations, warranties and covenants.  SkyBitz has also agreed to certain pre-closing covenants in the Agreement, including, among other things, i) to carry on its business and the business of its subsidiaries in the ordinary course during the period between the date of the Agreement and closing, and to preserve the business operations, organization and goodwill of SkyBitz and its subsidiaries, and (ii) not to solicit, initiate or encourage the submission of other proposals or offers for any merger, acquisition or purchase of all or a substantial portion of the assets of SkyBitz or an equity interest in SkyBitz.

The acquisition is expected to close in 60 to 90 days and is subject to the approval of a communications license transfer by the FCC and various closing conditions.  Telular’s obligation to close is conditioned upon (i) receipt of SkyBitz’s stockholders’ approval of the Agreement and the acquisition; (ii) receipt of all third-party consents and government authorizations, consents and approvals; (iii) certain representations and warranties of SkyBitz being true and correct in all material respects; (iv) SkyBitz’s performance of all of its covenants under the Agreement in all material respects; (v) the resignation of certain SkyBitz directors and officers and (vi) other customary closing conditions.

The Agreement contains certain termination rights for both Telular and SkyBitz and further provides that, upon termination of the Agreement under certain circumstances, Telular or SkyBitz may be obligated to pay a $3 million termination fee.

The forgoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which Telular intends to file as an exhibit to a later filing with the Securities and Exchange Commission.

In connection with the foregoing, the Company entered into a commitment letter (the “Commitment Letter”) with Silicon Valley Bank  (“SVB”), pursuant to which SVB has committed to provide a term loan to the Company in an aggregate amount of $30 million.  SVB’s commitment to provide the loan is subject to several conditions, including, without limitation, (i) the provision of pro forma projections for the five-year period of the loan, (ii) FCC approval of a license transfer in connection with the merger, and (iii) the satisfaction of a $5 million cash minimum requirement at the time of closing.

Cautionary Note Regarding Forward-Looking Statements

This report includes forward-looking statements regarding the merger and related transactions that are not historical or current facts and deal with potential future circumstances and developments, in particular statements regarding whether and when the transactions contemplated by the Agreement will be consummated. Forward-looking statements are qualified by the inherent risk and uncertainties surrounding future expectations generally and may materially differ from actual future experience. Risks and uncertainties that could affect forward-looking statements include: the result of the review of the proposed transaction by regulatory agencies, satisfaction of various other conditions to the closing of the merger, the financing of the merger and  the risks that are described in the Company's SEC filings, including the Company's report on Form 10-K and Form 10-K/A for the fiscal year ended September 30, 2010, its Quarterly Reports on Form 10-Q and its other reports as filed with the Securities and Exchange Commission, which are available through the SEC’s website at www.sec.gov. This report speaks only as of its date and the Company disclaims any duty to update the information herein other than as required by applicable law or regulation.

Item 8.01.	Other Events.

On December 5, 2011, Telular issued a press release and held a conference call with investors to discuss Telular’s acquisition of SkyBitz.  A copy of the press release and the transcript of the conference call are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release dated December 5, 2011, announcing the definitive merger agreement pursuant to which Telular will acquire SkyBitz.

99.2	Transcript of the Telular Corporation December 5, 2011 Investor Conference Call to discuss the SkyBitz acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2011	TELULAR CORPORATION

/s/ Jonathan Charak
Jonathan Charak
Chief Financial Officer

TELULAR CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated December 3, 2011

Exhibit Number	Description

99.1	Press Release dated December 5, 2011, announcing the definitive merger agreement pursuant to which Telular will acquire SkyBitz.

99.2	Transcript of the Telular Corporation December 5, 2011 Investor Conference Call to discuss the SkyBitz acquisition.

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